FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES
FUND

ANNUAL REPORT
2018
GET THE LATEST NEWS AND INFORMATION
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2018 at a Glance

The Fund
•
a closed-end equity investment company specializing in energy and other natural resources stocks

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

•
annual distribution of at least 6%

Stock Data (12/31/18)
NYSE Symbol	PEO
Market Price	$14.57
52-Week Range	$13.61 – $21.48
Discount	17.7%
Shares Outstanding	29,534,111

Summary Financial Information
Year Ended December 31,	2018	2017
Net asset value per share (NASDAQ: XPEOX)	$17.71	$23.26
Total net assets	522,997,331	674,388,286
Unrealized appreciation on investments	19,449,141	168,847,057
Net investment income	12,293,271	13,230,614
Net realized gain (loss)	11,062,665	19,900,174
Total return (based on market price)	-21.4%	4.6%
Total return (based on net asset value)	-18.5%	3.0%
Ratio of expenses to average net assets	0.79%	0.78%
Annual distribution rate	6.0%	6.1%
2018 Dividends and Distributions
Paid	Amount (per share)	Type
March 1, 2018	$0.02	Long-term capital gain
March 1, 2018	0.07	Investment income
March 1, 2018	0.01	Return of capital
June 1, 2018	0.07	Investment income
June 1, 2018	0.03	Return of capital
August 31, 2018	0.07	Investment income
August 31, 2018	0.03	Return of capital
December 21, 2018	0.38	Long-term capital gain
December 21, 2018	0.24	Investment income
December 21, 2018	0.25	Return of capital
	$1.17

2019 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 16, 2019
Time: 9:00 a.m.

Letter from Chief Executive Officer
Mark E. Stoeckle

Dear Fellow Shareholders,
Investors will remember 2018 as having one of the strongest economies in a decade driven in part by fiscal stimulus in the form of tax cuts and increased federal spending. Unemployment also reached its lowest rate in nearly 50 years at 3.7% and wage growth rose for the first time in 10 years. All of this led to GDP expanding at its fastest pace since 2014. However, in the fourth quarter, worries about the impact of higher interest rates and an escalating trade war weighed on the market. Investors entered the new year with renewed concerns about slowing economic growth.
The swings in the stock market in 2018 were in sharp contrast to the extremely low volatility experienced in 2017. This year provided a dose of reality and reminded everyone that markets sometimes can, and do, go down. The S&P 500 rose 11.2% through late September, then declined 19.4% from that peak. After the worst December since 1946, the S&P 500 ended the year down 4.4%. This ended a run of nine consecutive years of positive returns, marking the index’s first negative return since the financial crisis in 2008.
The Energy sector experienced the highest volatility and the largest decline of any sector in the S&P 500 due primarily to a tumultuous year for oil. Crude oil prices reached over $76 a barrel in October, the highest level in four years, only to fall 40.8% due to concerns of oversupply.
“The Energy sector experienced the highest volatility and the largest decline of any sector in the S&P 500.”
Adams Natural Resources Fund, with exposure to both Energy and Materials, declined 18.5% on net asset value and 21.4% on market price for the year. To align better with our investment strategy, in the fourth quarter we adopted a new blended benchmark comprised of the S&P 500 Energy Sector (80%) and the S&P 500 Materials Sector (20%). This benchmark declined 17.4% for the year and our peer group, the Lipper Global Natural Resources Fund Average, declined 21.0%. We distributed 6.0% to our shareholders in 2018, in line with our commitment.
2018 Market Recap
Oil prices spent most of 2018 rising to levels not seen in the past four years, but it took only three months to give all of it back and more. For the year, oil prices were down 25.0%. For Energy investors, it was particularly frustrating since stock prices lagged oil prices as they rose during the first three quarters of the year, but traded in line with the commodity when it declined in the fourth quarter.
The first quarter was marked by signs of strengthening oil demand, rising geopolitical concerns, and efforts by OPEC to reduce supply, which drove prices higher. However, Energy stocks trailed the commodity as investors were skeptical of the sustainability of these levels.
Crude oil prices reached $74 a barrel in June as concerns over supply drove oil prices higher and stock prices followed. Energy was the best-performing sector in the S&P 500 in the second quarter, increasing 13.5%.
Volatility continued in the third quarter. Prices moved higher amid expectations that U.S. sanctions against Iran would eliminate the country’s oil from the global supply by a November deadline. This catalyst, however, was offset by worries about rising trade tensions between the U.S. and China, which would impact global growth and demand for oil. In September, the U.S. imposed tariffs of up to 25.0% on $250 billion of Chinese goods, while China replied in kind with tariffs on $110 billion of American exports.
After rising to over $76 a barrel in October, prices fell due to concerns of excess supply, caused by higher U.S. shale production and unexpected waivers on Iran sanctions, and reduced confidence in global growth. Crude oil ended the year at $45 a barrel, a 40.8% decline from its October high.

Letter To Shareholders (continued)

Portfolio Performance
While it was a challenging year for the overall stock market, it was particularly difficult for the Energy and, to a lesser extent, Materials sectors. It was hard to escape the volatility as every industry group within the Energy sector was down double digits on the year. Our Fund’s performance reflected concentrations in these sectors.
Refiners performed well for the first nine months of the year due to the large spread between the cost to buy and process crude oil and the price at which it can be sold. Refiners also benefited from an environmental mandate by the International Maritime Organization (IMO) to reduce air pollution by the year 2020 (known as IMO 2020). This mandate is expected to increase demand for refined products. However, in the fourth quarter, concerns that the U.S. may try to push back the implementation of IMO 2020, combined with a contraction in the spread of oil prices, caused refiners to sell off.
The Storage & Transportation group outperformed, but was still down 13.6% on an absolute basis. Our investment in Cheniere Energy, the largest liquified natural gas (LNG) company in the U.S., continues to generate solid returns for the Fund, increasing 9.9% for the year. As the market leader, it is benefiting from the growing demand and limited supply of LNG. We see these favorable dynamics continuing in 2019.
Exploration & Production (E&P) stocks were challenged, down 20.7% for 2018. During the year, we reduced our exposure to E&P companies focused on the Permian Basin due to ongoing transportation bottlenecks. One standout was ConocoPhillips, a positive contributor to our performance due to its capital discipline and strong cash flow that it is returning to shareholders.
Equipment & Services was the weakest industry group, down 44.4% for the year. As oil prices declined, demand for oil services fell in lockstep. Our holding in Oil States International was a positive contributor to our Fund, but its impact was more than offset by our investments in Weatherford International and Halliburton.
The Materials sector was also impacted by concerns about slowing global growth, particularly from China. Our holdings in Materials declined 14.8%, in line with our benchmark. While our investments in fertilizer stocks, CF Industries and Mosaic, generated strong returns, it was not enough to offset weakness in metals and other chemical stocks.
Outlook for 2019
The economy remains strong as evidenced by low unemployment, rising wages, and strong consumer confidence. However, we expect the pace of domestic growth to slow in 2019 as the effects of rising interest rates and tariffs flow through the economy. The tailwinds provided by the corporate tax cuts and fiscal stimulus in 2018 will begin to fade in 2019. Overall, we expect earnings growth rates to be positive, but to slow meaningfully from last year's high levels.
The ongoing trade dispute with China and the pace at which the Fed is unwinding its “easy money” policies will likely create further volatility in the market. We are most concerned about China and the impact that a slowdown in their economy could have on global growth. Although the Fed currently foresees for two rate hikes in 2019, it has indicated a willingness to be responsive to changing economic conditions.
With oil prices near 18-month lows entering 2019, we expect OPEC to intervene to stabilize pricing in the near term. We could also see slowing U.S. production due to lower oil prices, which should reduce supply levels. However, we expect the oil market to remain volatile due to uncertainty surrounding global demand.
We currently see opportunities within the E&P group, which has broadly committed to capital discipline, spending within cash flow, and returning cash to shareholders. In addition, with more pipelines set to come onboard in mid-2019, we expect to see stabilization in the Permian Basin. Diamondback Energy and EOG Resources are well positioned to generate strong returns due to their low-cost asset bases, which enable each of these companies to operate profitably in a low oil price environment. We added to our Anadarko Petroleum position in the fourth quarter after an overhang on the stock was removed when voters resoundingly defeated a ballot initiative to limit drilling in Colorado. We continue to like Anadarko’s focus on returning capital to shareholders through buybacks and dividends.

Letter To Shareholders (continued)

In the fourth quarter, we reduced our exposure to Equipment & Services and expect this segment to continue to struggle. E&P companies continue to find ways to recover oil faster and more economically, putting pressure on the margins of service companies. Given the sharp decline in crude oil prices, which will likely lead to lower E&P capital expenditure budgets, we anticipate a reduction in demand for oilfield services.
We begin 2019 with a government shutdown, global trade uncertainty, and concerns over global economic growth. The only thing anyone knows for sure is that it will be a bumpy ride in 2019. We believe it is important to remember that even in volatile markets, there are stocks that will outperform. Active management becomes increasingly important in this environment. Our job as active managers is to identify these opportunities.
We recognize that it has been difficult to be an Energy investor over the past several years. U.S. shale production has changed the dynamics in the oil market with U.S. output reaching over 11 million barrels a day, on par with Saudi Arabia. However, the Energy sector has been a victim of its own success as shale production has lowered the global marginal cost of supply and forced companies to improve their cost structures. At the end of the day, there is a finite amount of the commodity and we believe that we are closer to equilibrium than we have been in many years. There is still a need and strong demand for fossil fuels, and, in our view, the Energy sector is oversold heading into 2019.
We thank you for investing with Adams Funds. We remain focused on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
January 18, 2019

Investment Growth

(unaudited)
This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 20 years. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns at 12/31/18
	Years
	1	3	5	10	15
PEO NAV	-18.5%	0.9%	-5.2%	4.3%	5.6%
PEO Market Price	-21.4%	-0.4%	-5.8%	3.8%	4.3%
Lipper Global Natural Resources Funds Average*	-21.0%	1.6%	-6.9%	1.5%	3.5%
*
Source: Thomson Reuters

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2018
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$98,822,994	18.9%
Chevron Corporation	66,046,409	12.6
DowDuPont Inc.	25,463,700	4.9
EOG Resources, Inc.	24,558,336	4.7
ConocoPhillips	23,580,770	4.5
Occidental Petroleum Corporation	22,661,496	4.3
Marathon Petroleum Corporation	20,994,873	4.0
Schlumberger Limited	15,536,048	3.0
Kinder Morgan, Inc.	14,767,876	2.8
Phillips 66	14,505,506	2.8
	$326,938,008	62.5%

Industry Weightings

35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

December 31, 2018
Assets
Investments at value*:
Common stocks (cost $500,889,263)	$520,338,704
Short-term investments (cost $3,756,667)	3,756,367	$524,095,071
Cash (includes restricted cash of $780,000) (note 4)		933,675
Investment securities sold		8,366,693
Total return swap agreements terminated		856,924
Dividends receivable		761,592
Prepaid expenses and other assets		885,089
Total Assets		535,899,044

Liabilities
Investment securities purchased		9,402,822
Obligations to return collateral (note 4)		780,000
Due to officers and directors (note 8)		1,593,735
Accrued expenses and other liabilities		1,125,156
Total Liabilities		12,901,713
Net Assets		$522,997,331

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 29,534,111 shares (includes 21,345 deferred stock units) (note 7)		$29,534
Additional capital surplus		504,081,818
Total distributable earnings (loss)		18,885,979
Net Assets Applicable to Common Stock		$522,997,331
Net Asset Value Per Share of Common Stock		$17.71

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2018
Investment Income
Income:
Dividends (net of $30,744 in foreign taxes)	$17,318,662
Other income	108,452
Total Income	17,427,114
Expenses:
Investment research compensation and benefits	2,360,296
Administration and operations compensation and benefits	1,202,940
Directors’ compensation	505,667
Occupancy and other office expenses	321,877
Shareholder reports and communications	187,564
Investment data services	180,119
Transfer agent, custody, and listing fees	126,749
Audit and tax services	101,535
Accounting, recordkeeping, and other professional fees	86,958
Insurance	51,130
Legal services	9,008
Total Expenses	5,133,843
Net Investment Income	12,293,271

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	11,129,130
Net realized gain (loss) on total return swap agreements	(66,465)
Change in unrealized appreciation on investments	(149,397,916)
Change in unrealized appreciation on total return swap agreements	—
Net Gain (Loss)	(138,335,251)
Change in Net Assets from Operations	$(126,041,980)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2018	2017
From Operations:
Net investment income	$12,293,271	$13,230,614
Net realized gain (loss)	11,062,665	19,900,174
Change in unrealized appreciation	(149,397,916)	(19,426,261)
Change in Net Assets from Operations	(126,041,980)	13,704,527

Distributions to Shareholders from:
Total distributable earnings	(24,607,415)	—
Return of capital	(9,317,331)	—
Net investment income	—	(13,133,440)
Net realized gain	—	(20,556,258)
Change in Net Assets from Distributions	(33,924,746)	(33,689,698)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	8,676,357	8,430,416
Deferred compensation (notes 5, 7)	(100,586)	61,012
Change in Net Assets from Capital Share Transactions	8,575,771	8,491,428
Total Change in Net Assets	(151,390,955)	(11,493,743)

Net Assets:
Beginning of year	674,388,286	685,882,029
End of year *	$522,997,331	$674,388,286

*
Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of  $361,422.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 7.4% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the year ended December 31, 2018, the Fund paid dividends, long-term capital gain distributions, and return of capital distributions of $2,558,525 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average percentage of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly, except for those related to payroll, which are updated annually.
During the year ended December 31, 2018, expenses of $2,526,783 and $229,291 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at December 31, 2018.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to

Notes To Financial Statements (continued)

oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At December 31, 2018, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$520,338,704	$—	$—	$520,338,704
Short-term investments	3,756,367	—	—	3,756,367
Total investments	$524,095,071	$—	$—	$524,095,071

2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2018, the identified cost of securities for federal income tax purposes was $504,718,647 and net unrealized appreciation aggregated $19,376,424 consisting of gross unrealized appreciation of $103,283,101 and gross unrealized depreciation of  $83,906,677.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans and equity-based compensation. Differences that are permanent, while not material for the year ended December 31, 2018, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2018 and December 31, 2017 were classified as ordinary income of $13,086,171 and $13,121,928, respectively, long-term capital gain of $11,556,535 and $20,539,634, respectively, and return of capital of  $9,317,331 and $0, respectively. The tax basis of distributable earnings at December 31, 2018 was $0 of undistributed ordinary income and $0 of undistributed long-term capital gain.

Notes To Financial Statements (continued)

3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2018 were $303,835,114 and $312,947,188, respectively.
4. DERIVATIVES
During the year ended December 31, 2018, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements —  Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. At December 31, 2018, there were no open total return swap agreements. During the year ended December 31, 2018, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $3,100,623 and $(3,078,294), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2018, there were no securities pledged as collateral and cash collateral of  $780,000 was held by the Fund, classified as restricted cash in the Statement of Assets and Liablities.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
On December 21, 2018, the Fund issued 536,703 shares of its Common Stock at a price of $16.05 per share (the average market price on December 12, 2018) to shareholders of record November 26, 2018, who

Notes To Financial Statements (continued)

elected to take stock in payment of the year-end distribution. During the year ended December 31, 2018, the Fund issued 3,551 shares of Common Stock at a weighted average price of $17.52 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 20, 2017, the Fund issued 448,248 shares of its Common Stock at a price of $18.77 per share (the average market price on December 8, 2017) to shareholders of record November 22, 2017, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2017, the Fund issued 892 shares of Common Stock at a weighted average price of $18.85 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. There were no shares repurchased by the Fund in 2018 or 2017. Transactions in Common Stock for 2018 and 2017 were as follows:
	Shares		Amount
	2018	2017	2018	2017
Shares issued in payment of distributions	540,254	449,140	$8,676,357	$8,430,416
Net activity under the 2005 Equity Incentive Compensation Plan	(5,339)	(5,249)	(100,586)	61,012
Net change	534,915	443,891	$8,575,771	$8,491,428

6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2018, the Fund recorded matching contributions of  $169,611 and a liability, representing the 2018 discretionary contribution, of $125,898.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2018.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the year ended December 31, 2018 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2017	38,087	$26.44
Reinvested dividend equivalents	3,551	17.52
Vested & issued	(20,293)	21.76
Balance at December 31, 2018	21,345	$27.32

Compensation cost is based on the fair market value of the award on grant date and recognized on a straight-line basis over the vesting period. Any compensation cost recognized related to an award that is

Notes To Financial Statements (continued)

subsequently forfeited due to unmet service conditions is reversed. Total compensation cost related to equity-based compensation for the year ended December 31, 2018 was $8,787. At December 31, 2018, the Fund had unrecognized compensation cost of $0 related to nonvested awards. The total fair value of awards vested and issued during the year ended December 31, 2018 was $395,931.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2018 to officers and directors amounted to $3,456,835, of which $624,817 was paid to independent directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2018, $1,593,735 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2018, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. OPERATING LEASE COMMITMENTS
The Fund and its affiliated companies lease office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $116,139 in 2018, and its estimated portion of the minimum rental commitments are as follows:
2019	$111,875
2020	122,069
2021	123,364
2022	123,080
2023	125,938
Thereafter	295,116
Total	$901,442

In February 2016, the Financial Accounting Standards Board updated the guidance on accounting for leases. The updated guidance requires lessees to recognize assets and liabilities that arise from operating lease transactions. Fund management has evaluated the guidance and concluded that there is no impact to the Fund.

Financial Highlights

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$23.26	$24.02	$20.74	$27.56	$32.26
Net investment income	0.42	0.46	0.41	0.37	0.50
Net realized gain (loss) and change in unrealized appreciation	(4.77)	0.02	4.07	(5.80)	(3.23)
Change in accumulated other comprehensive income	—	—	—	0.05	(0.01)
Total from operations	(4.35)	0.48	4.48	(5.38)	(2.74)
Less distributions from:
Net investment income	(0.45)	(0.46)	(0.41)	(0.38)	(0.51)
Net realized gain	(0.40)	(0.72)	(0.73)	(1.00)	(1.38)
Return of capital	(0.32)	—	—	—	—
Total distributions	(1.17)	(1.18)	(1.14)	(1.38)	(1.89)
Capital share repurchases (note 5)	—	—	—	—	0.03
Reinvestment of distributions	(0.03)	(0.06)	(0.06)	(0.06)	(0.10)
Total capital share transactions	(0.03)	(0.06)	(0.06)	(0.06)	(0.07)
Net asset value, end of year	$17.71	$23.26	$24.02	$20.74	$27.56
Market price, end of year	$14.57	$19.84	$20.17	$17.74	$23.84

Total Investment Return *
Based on market price	-21.4%	4.6%	20.2%	-20.0%	-6.3%
Based on net asset value	-18.5%	3.0%	22.5%	-19.1%	-8.0%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$523	$674	$686	$583	$755
Ratio of expenses to average net assets	0.79%	0.78%	0.82%	1.26%**	0.63%
Ratio of net investment income to average net assets	1.89%	2.05%	1.85%	1.49%**	1.53%
Portfolio turnover	47.0%	24.4%	19.0%	16.0%	19.6%
Number of shares outstanding at end of year (in 000’s)	29,534	28,999	28,555	28,097	27,381
*
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

**
Ratios of expenses to average net assets was 0.86% after adjusting for non-recurring pension-related settlement charges. The adjusted ratio of net investment income to average net assets was 1.89%.

Schedule of Investments

December 31, 2018
	Shares	Value (a)
Common Stocks — 99.5%
Energy — 79.5%
Equipment & Services — 6.2%
Baker Hughes, a GE company Class A	133,100	$2,861,650
Halliburton Company	277,870	7,385,785
Helmerich & Payne, Inc.	33,600	1,610,784
National Oilwell Varco, Inc.	109,000	2,801,300
Schlumberger Limited	430,600	15,536,048
TechnipFMC plc	115,100	2,253,658
		32,449,225
Exploration & Production — 25.9%
Anadarko Petroleum Corporation	257,200	11,275,648
Apache Corporation	107,300	2,816,625
Cabot Oil & Gas Corporation	113,400	2,534,490
Cheniere Energy, Inc. (b)	90,500	5,356,695
Cimarex Energy Company	26,900	1,658,385
Concho Resources Inc. (b)	54,440	5,595,887
ConocoPhillips	378,200	23,580,770
Continental Resources, Inc. (b)	66,200	2,660,578
Devon Energy Corporation	139,900	3,153,346
Diamondback Energy, Inc.	90,700	8,407,890
EOG Resources, Inc.	281,600	24,558,336
Hess Corporation	71,100	2,879,550
Marathon Oil Corporation	543,800	7,798,092
Newfield Exploration Company (b)	55,900	819,494
Noble Energy, Inc.	139,700	2,620,772
Occidental Petroleum Corporation	369,200	22,661,496
Pioneer Natural Resources Company	46,600	6,128,832
Whiting Petroleum Corporation (b)	50,675	1,149,816
		135,656,702
Integrated Oil & Gas — 32.4%
Chevron Corporation	607,100	66,046,409
Exxon Mobil Corporation	1,449,230	98,822,994
Total S.A. ADR	83,300	4,346,594
		169,215,997

Schedule of Investments (continued)

December 31, 2018
	Shares	Value (a)
Refining & Marketing — 9.0%
HollyFrontier Corporation	50,300	$2,571,336
Marathon Petroleum Corporation	355,785	20,994,873
Phillips 66	168,375	14,505,506
Valero Energy Corporation	116,900	8,763,993
		46,835,708
Storage & Transportation — 6.0%
Kinder Morgan, Inc.	960,200	14,767,876
ONEOK, Inc.	114,000	6,150,300
Williams Companies, Inc.	488,000	10,760,400
		31,678,576
Materials — 20.0%
Chemicals — 14.4%
Air Products and Chemicals, Inc.	69,800	11,171,490
Albemarle Corporation	15,100	1,163,757
Celanese Corporation Class A	17,500	1,574,475
CF Industries Holdings, Inc.	69,100	3,006,541
DowDuPont Inc.	476,135	25,463,700
Eastman Chemical Company	55,200	4,035,672
Ecolab Inc.	41,500	6,115,025
FMC Corporation	16,300	1,205,548
International Flavors & Fragrances Inc.	10,400	1,396,408
Linde plc	79,100	12,342,764
LyondellBasell Industries N.V.	37,800	3,143,448
Mosaic Company	64,401	1,881,153
PPG Industries, Inc.	28,000	2,862,440
		75,362,421
Construction Materials — 2.4%
Martin Marietta Materials, Inc.	8,700	1,495,269
Sherwin-Williams Company	23,600	9,285,656
Vulcan Materials Company	15,900	1,570,920
		12,351,845
Containers & Packaging — 2.0%
Avery Dennison Corporation	12,800	1,149,824
Ball Corporation	104,700	4,814,106
International Paper Company	49,900	2,013,964
Packaging Corporation of America	11,700	976,482
WestRock Company	38,700	1,461,312
		10,415,688

Schedule of Investments (continued)

December 31, 2018
	Shares	Value (a)
Metals & Mining — 1.2%
Freeport-McMoRan, Inc.	177,100	$1,825,901
Newmont Mining Corporation	73,500	2,546,775
Nucor Corporation	38,600	1,999,866
		6,372,542
Total Common Stocks
(Cost $500,889,263)		520,338,704
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.47% (c)	3,099,470	3,100,400
Northern Institutional Treasury Portfolio, 2.34% (c)	655,967	655,967
Total Short-Term Investments
(Cost $3,756,667)		3,756,367
Total — 100.2%
(Cost $504,645,930)		524,095,071
Other Assets Less Liabilities — (0.2)%		(1,097,740)
Net Assets — 100.0%		$522,997,331

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Natural Resources Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Natural Resources Fund, Inc. (the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, MD
February 15, 2019
We have served as the Fund's auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2018
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2018
3M Company	$1,583,801		$—
Air Products and Chemicals, Inc.	2,073,208	$2,165,892	11,171,490
Anadarko Petroleum Corporation	6,780,939		11,275,648
Apache Corporation	3,009,247		2,816,625
Baker Hughes, a GE company Class A	2,329,674		2,861,650
Ball Corporation	7,025,667	2,583,677	4,814,106
CF Industries Holdings, Inc.	702,731	2,792,603	3,006,541
Chevron Corporation	7,544,532	3,470,256	66,046,409
Cimarex Energy Company	2,512,748		1,658,385
Continental Resources, Inc.	4,275,155	2,166,626	2,660,578
Diamondback Energy, Inc.	5,581,807	2,322,872	8,407,890
DowDuPont Inc.	4,659,902	3,331,433	25,463,700
Eastman Chemical Company	2,732,168	4,683,696	4,035,672
Ecolab Inc.	3,762,678	1,113,009	6,115,025
EOG Resources, Inc.	13,184,968	946,102	24,558,336
Exxon Mobil Corporation	6,518,054	9,073,394	98,822,994
FMC Corporation	1,755,524	250,269	1,205,548
HollyFrontier Corporation	3,485,644		2,571,336
International Paper Company	2,762,206	243,390	2,013,964
Kinder Morgan, Inc.	11,936,984		14,767,876
Linde plc	14,421,268	1,290,447	12,342,764
Marathon Petroleum Corporation	9,054,391	1,930,051	20,994,873
Materials Select Sector SPDR Fund	1,378,209	10,773,728	—
Mosaic Company	1,367,367	4,641,298	1,881,153
National Oilwell Varco, Inc.	2,820,686		2,801,300
Newfield Exploration Company	1,669,386		819,494
Newmont Mining Corporation	2,591,513	1,635,070	2,546,775
Occidental Petroleum Corporation	1,803,291	917,813	22,661,496
ONEOK, Inc.	4,069,036		6,150,300
Praxair, Inc.	4,492,869	8,093,400	—
Sherwin-Williams Company	10,313,598		9,285,656
Total S.A. ADR	5,490,153	305,992	4,346,594
Valero Energy Corporation	2,292,178	6,980,923	8,763,993
Vulcan Materials Company	2,077,327	274,308	1,570,920
Williams Companies, Inc.	3,162,893	3,584,980	10,760,400
Cheniere Energy, Inc.		4,829,158	5,356,695
Concho Resources Inc.		4,237,519	5,595,887
ConocoPhillips		9,739,645	23,580,770
Devon Energy Corporation		4,557,216	3,153,346
EQT Corporation		2,849,826	—
Freeport-McMoRan, Inc.		3,171,564	1,825,901
Halliburton Company		7,402,992	7,385,785
Helmerich & Payne, Inc.		2,392,109	1,610,784
Hess Corporation		4,318,293	2,879,550
LyondellBasell Industries N.V.		7,973,519	3,143,448
Noble Energy, Inc.		1,655,658	2,620,772
Oil States International, Inc.		3,908,960	—
Packaging Corporation of America		2,892,239	976,482

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended December 31, 2018
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2018
Parsley Energy, Inc. Class A		$4,815,631	$—
Pioneer Natural Resources Company		8,045,001	6,128,832
PPG Industries, Inc.		5,206,657	2,862,440
Reliance Steel & Aluminum Co.		2,912,242	—
Rio Tinto plc Sponsored ADR		3,194,203	—
Schlumberger Limited		5,598,685	15,536,048
Steel Dynamics, Inc.		4,946,238	—
TechnipFMC plc		3,549,004	2,253,658
WestRock Company		2,076,090	1,461,312
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000s) Value of Net Assets	(000s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2004	$618,887	21,980	$28.16	$25.78	$.44	$.88	$—	$1.32	5.4%
2005	761,914	21,621	35.24	32.34	.56	1.22	—	1.78	5.9
2006	812,047	22,181	36.61	33.46	.47	3.33	—	3.80	11.2
2007	978,920	22,768	42.99	38.66	.49	3.82	—	4.31	11.6
2008	538,937	23,959	22.49	19.41	.38	2.61	—	2.99	8.9
2009	650,718	24,327	26.75	23.74	.37	1.03	—	1.40	6.6
2010	761,736	24,790	30.73	27.01	.32	.95	—	1.27	5.5
2011	732,811	25,641	28.58	24.48	.39	1.58	—	1.97	7.1
2012	732,988	26,326	27.84	23.92	.42	1.18	—	1.60	6.4
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

Other Information

Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Privacy Policy
In order to conduct its business, the Fund, through AST, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2018 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Other Information  (continued)

Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by AST. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this distribution when made in newly issued shares.

Initial minimum investment (non-holders) $250
Minimum optional investment (existing holders) $50
Electronic Funds Transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Attention: Dividend Reinvestment
P.O. Box 922
Wall Street Station
New York, NY 10269-0560
Website: www.astfinancial.com
E-mail: info@astfinancial.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (77) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Mirae Asset Discovery Funds (3 open-end funds) ETF Securities USA, LLC Credit Suisse Next Investors, LLC
Kenneth J. Dale (62) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (66) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (72) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Lauriann C. Kloppenburg (58) 2017	Retired Chief Strategy Officer and Chief Investment Officer - Equity Group Loomis, Sayles & Co., LP (investment management)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (68) 2003 Chair of the Board	President & CEO Pelham Associates, Inc. (executive education provider) Adjunct Professor Tuck School of Business, Dartmouth College	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (72) 2005	Retired President Williston Consulting LLC (pharmaceutical and biotechnology consulting) Chief Operating Officer Algenol LLC (ethanol manufacturing) (until 2014)	Two
Interested Director
Mark E. Stoeckle (62) 2013	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President (since 2015) Adams Diversified Equity Fund, Inc.	Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (62) 2013	Chief Executive Officer of the Fund and Adams Diversified Equity Fund, Inc. and President of Adams Diversified Equity Fund, Inc. since 2015
James P. Haynie, CFA (56) 2013	President of the Fund and Executive Vice President of Adams Diversified Equity Fund, Inc. since 2015; Executive Vice President of the Fund and President of Adams Diversified Equity Fund, Inc. (prior to 2015)
Brian S. Hook, CFA, CPA (49) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Diversified Equity Fund, Inc.
Janis F. Kerns (55) 2018	General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Diversified Equity Fund, Inc. since 2018; Of Counsel, Nelson, Mullins, Riley & Scarborough, LLP (prior to 2018)
Gregory Buckley (48) 2013	Vice President – Research since 2015; Senior Research Analyst (prior to 2015)
Michael A. Kijesky, CFA (48) 2009	Vice President – Research
Michael E. Rega, CFA (59) 2014	Vice President – Research of the Fund and Adams Diversified Equity Fund, Inc. since 2014; Senior Equity Analyst and Portfolio Manager, BNP Paribas Investment Partners (2014)
Christine M. Sloan, CPA (46) 1999	Assistant Treasurer and Director of Human Resources of the Fund and Adams Diversified Equity Fund, Inc. since 2018; Assistant Treasurer of the Fund and Adams Diversified Equity Fund Inc. (prior to 2018)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Counsel	Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (866) 723-8330 Website: www.astfinancial.com E-mail: info@astfinancial.com

Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
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Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

 Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Enrique R. Arzac and Frederic A. Escherich, who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2018 and the audit of the registrant’s annual financial statements and review of the registrant’s semi-annual financial statements for 2017 were $82,862 and $80,919, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2018 and 2017.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2018 and 2017 were $11,500 and $18,494, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2018 related to the implementation of a new accounting standard were $500. There were no other fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2017.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

(2)	All services performed in 2018 and 2017 were pre-approved by the audit committee.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2018 and 2017 were $12,000 and $18,494, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Frederic A. Escherich, Enrique R. Arzac, Roger W. Gale, and Lauriann C. Kloppenburg.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer, and James P. Haynie, President, comprise the two-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as Executive Vice President until January 21, 2015. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle and Haynie receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2018, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlling affiliate, Adams Diversified Equity Fund, Inc. ("ADX"), an internally managed registered investment company with total net assets of $1,580,889,241, and one other pooled investment vehicle with total net assets of $61,721,463 with no performance-based advisory fee. Mr. Stoeckle is Chief Executive Officer and President of ADX and Mr. Haynie is Executive Vice President. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and ADX and the pooled investment vehicle are diversified products each with a different capitalization focus. There are few material conflicts of interest that may arise in connection with the portfolio management of these entities. The funds and the pooled investment vehicle do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses between the funds and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, among these entities.

(3) As of December 31, 2018, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and ADX, with 70% weighting, and individual performance, with a 30% weighting. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's total return on net asset value ("NAV") over each of these periods is used to determine performance relative to an 80/20 blend of Dow Jones U.S. Oil and Gas Index and Dow Jones U.S. Basic Materials Index through September 30, 2018. To better align with PEO’s investment strategy, beginning October 1, 2018, incentive compensation is based on a comparison with an 80/20 blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio managers receive from ADX is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Funds Average universe.

(4) Using a valuation date of December 31, 2018, Messrs. Stoeckle and Haynie each beneficially owned equity securities in the registrant valued between $100,000 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs

January 2018	0	—	0	1,332,000
February 2018	0	—	0	1,332,000
March 2018	0	—	0	1,332,000
April 2018	0	—	0	1,332,000
May 2018	0	—	0	1,332,000
June 2018	0	—	0	1,332,000
July 2018	0	—	0	1,332,000
August 2018	0	—	0	1,332,000
September 2018	0	—	0	1,332,000
October 2018	0	—	0	1,332,000
November 2018	0	—	0	1,332,000
December 2018	0	—	0	1,332,000

Total	0	$0	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 1,332,000 shares.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:

(1)	Gross income from securities lending activities was $71,347.

(2)	Rebates paid to borrowers were $34,048, fees deducted from a pooled cash collateral reinvestment product were $797, and revenue generated by the securities lending program paid to the securities lending agent was $10,948.

(3)	The aggregate fees related to securities lending activities were $45,793.

(4)	Net income from securities lending activities was $25,554.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.

(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to purchase securities: not applicable.

(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer (Principal Executive Officer)

Date:	February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer (Principal Executive Officer)

Date:	February 27, 2019

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	February 27, 2019